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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): JUNE 6, 2002





                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)





               DELAWARE                      1-16417                               74-2958817
     (State or other jurisdiction          (Commission                         (I.R.S. Employer
           of incorporation)               File Number)                        Identification No.)



                     ONE VALERO PLACE                                                 78212
                    SAN ANTONIO, TEXAS                                             (Zip Code)
         (Address of principal executive offices)




                                 (210) 370-2000
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

         In connection with the filing by Valero L.P. and its 100%-owned operating subsidiary, Valero Logistics Operations, L.P., of a shelf registration statement on Form S-3 with the Securities and Exchange Commission concurrently with this report, in the event that Valero Logistics Operations issues any debt securities from time to time under the registration statement, Valero L.P. will issue full and unconditional guarantees of the senior or subordinated debt securities, as applicable, of Valero Logistics Operations.

         As required by Note 1 to paragraph (c) of Rule 3-10 of Regulation S-X, a footnote has been added to Valero L.P.'s interim financial statements and has been included in the Notes to Consolidated and Combined Financial Statements previously filed with Valero L.P.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, which financial statements are filed as Exhibit
99.1 hereto.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

99.1.    Financial Statements:

         (i) Consolidated and Combined Balance Sheets as of March 31, 2002 and December 31, 2001

         (ii) Consolidated and Combined Statements of Income for the Three Months Ended March 31, 2002 and 2001

         (iii) Consolidated and Combined Statements of Cash Flows for the Three Months Ended March 31, 2002 and 2001

         (iv)     Notes to Consolidated and Combined Financial Statements




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Valero L.P.

                              By: Riverwalk Logistics, L.P.
                                  its general partner

                                By: Valero GP, LLC
                                    its general partner


Dated: June 6, 2002                By: /s/ Steven A. Blank
                                      --------------------------------------
                                      Steven A. Blank
                                      Senior Vice President and
                                      Chief Financial Officer






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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------

99.1.    Financial Statements:

         (i)      Consolidated and Combined Balance Sheets as of March 31, 2002
                  and December 31, 2001

         (ii)     Consolidated and Combined Statements of Income for the Three
                  Months Ended March 31, 2002 and 2001

         (iii)    Consolidated and Combined Statements of Cash Flows for the
                  Three Months Ended March 31, 2002 and 2001

         (iv)     Notes to Consolidated and Combined Financial Statements